UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant To Section 13 or 15(d)
Of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 7, 2025
URBAN ONE, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-25969	52-1166660
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
1010 Wayne Avenue
14th Floor
Silver Spring, Maryland 20910
(301) 429-3200
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol	Name of Exchange on which Registered
Class A Common Stock, $.001 Par Value	UONE	NASDAQ Stock Market
Class D Common Stock, $.001 Par Value	UONEK	NASDAQ Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 under the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant

On April 7, 2025, the Company notified Ernst & Young LLP (“EY”) that it would be dismissed as the Company’s independent registered public accounting firm. The Audit Committee of the Company’s Board of Directors (the “Audit Committee”) approved the dismissal of EY on April 7, 2025 and EY’s dismissal as the Company’s independent registered public accounting firm will be effective on April 7, 2025. The Audit Committee has appointed PricewaterhouseCoopers LLC (“PwC”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 effective as of April 7, 2025.

The audit reports of EY on the Company’s consolidated financial statements as of and for the years ended December 31, 2024 and December 31, 2023 contained no adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2024 and December 31, 2023 and through April 7, 2025, the Company had no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused EY to make reference to the subject matter of the disagreement in connection with its reports on the financial statements of the Company for such years.

During the Company’s fiscal years ended December 31, 2024 and December 31, 2023 and through April 7, 2025, no “reportable event” as defined in Item 304(a)(1)(v) of Regulation S-K occurred, other than the material weaknesses in internal control over financial reporting disclosed in the Company’s Annual Reports on Form 10-K for the years ended December 31, 2024 and December 31, 2023, some of which has been remediated as reflected in the Company's Annual Report on Form 10-K for the year ended December 31, 2024. The material weaknesses related to:

•Control Environment, Risk Assessment, Information and Communication, and Monitoring – We did not have appropriately designed entity-level controls impacting the (1) control environment, (2) risk assessment procedures, (3) identification of control activities and (4) monitoring activities to prevent or detect material misstatements to the financial statements and assess whether the components of internal control were present and functioning. We did not adequately communicate the relevant information, including objectives and responsibilities, necessary to support the functioning of internal controls over financial reporting. We did not develop and perform sufficient ongoing evaluations to ascertain whether the components of internal control were present and functioning. These deficiencies were attributed to an insufficient number of qualified resources with the requisite knowledge to effectively perform control design and execution activities and oversee internal control over financial reporting, and with an appropriate level of GAAP knowledge and experience that is commensurate with the Company’s financial reporting requirements.

•IT General Control Activities – The Company has not sufficiently designed and maintained information technology general controls in the areas of user access, program change management and IT Operations for certain information technology systems that support the Company’s financial reporting and other processes. Specifically, the Company did not maintain (1) user access controls that adequately restrict privileged and end-user access to certain financial applications, system infrastructure, programs, and data to appropriate company personnel, including consideration of segregation of incompatible duties; (2) change management controls for certain financial applications and related system infrastructure to provide reasonable assurance that IT program and data changes are authorized, sufficiently tested, approved, and implemented appropriately; and (3) IT operations controls for certain financial applications to monitor that scheduled financial programs have run and were completed without errors.

•Control Activities and Information and Communication - Management has determined that the Company did not have adequate selection and development of effective control activities resulting in the following material weaknesses:

•Management did not have properly designed internal controls over its financial statement close process. This includes an inadequate level of precision in management’s review during the financial statement close process, an inadequate evaluation and review of the accounting for significant and non-recurring transactions, ineffective design and operating effectiveness of controls to support proper segregation of duties related to the review of manual journal entries and an inadequate review as part of its reporting and disclosure process.

•Management did not have properly designed management review controls over matters that require significant judgment. Specifically, controls are not designed to sufficiently evaluate the completeness and accuracy of data used in account analyses related to judgmental areas. Additionally, the Company’s management review controls are not operating effectively, as sufficient evidence was not maintained to demonstrate that reviews occurred with a sufficient level of precision to detect a material misstatement.

•Management did not have appropriately designed internal controls related to the approval of IT equipment purchases and the related recognition of this equipment as a fixed asset. Specifically, the Company did not have effective internal controls in place to ensure IT equipment was being purchased for a valid business purpose. Additionally, the Company did not have properly designed internal controls to support the existence of its IT assets.

The Audit Committee discussed this matter with EY, and the Company has authorized EY to respond fully to any inquiries of PwC with respect to this matter.

The Company provided EY with a copy of the disclosures it is making in this Current Report on Form 8-K and requested a letter from EY to the United States Securities and Exchange Commission indicating whether it agrees with these disclosures. A copy of EY’s letter, dated April 9, 2025, is filed as Exhibit 16.1 hereto.

During the fiscal years ended December 31, 2024 and 2023 and the subsequent interim period through April 7, 2025, the Company has not consulted with PwC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor was oral advice provided that PwC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in S-K 304(a)(1)(iv) and the related instructions to S-K 304, or a reportable event, as that term is defined in S-K 304(a)(1)(v).

ITEM 9.01.          Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
16.1	Letter of EY LLP to the United States Securities and Exchange Commission dated April 9, 2025
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

Forward Looking Statements

The Company cautions you certain of the statements in this Form 8-K or in its press release may represent “forward-looking statements” as defined in Section 27A of the United States Securities Act of 1933, as amended, and Section 21E of the United States Securities Exchange Act of 1934, as amended. These statements are based on assumptions believed by the Company to be reasonable and speak only as of the date on which such statements are made. Without limiting the generality of the foregoing, words such as “expect,” “believe,” “anticipate,” “intend,” “plan,” “project,” “will” or “estimate,” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Except as required by law, the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date and cautions investors not to place undue reliance on any such forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements based on a number of factors, including but not limited to the following: any health epidemics or pandemic on; the cost and availability of capital or credit facility borrowings; the ability to obtain equity financing; general market conditions; the adequacy of cash flows or available debt resources to fund operations; and other risk factors described from time to time in the Company’s Forms 10-K, Forms 10-K/A, Forms 10-Q, Forms 10-Q/A and Form 8-K reports (including all amendments to those reports).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

URBAN ONE, INC.

/s/ Peter D. Thompson
April 9, 2025	Peter D. Thompson
Chief Financial Officer and Principal Accounting Officer